UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 12, 2011
                Date of Report (Date of earliest event reported)


                            LIBERTY COAL ENERGY CORP.
               (Exact Name of Registrant as Specified in Charter)

          Nevada                       000-54073                75-3252264
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)

                99 18th Street Suite 3000, Denver, Colorado 80202
               (Address of Principal Executive Offices, Zip Code)

                                  303-997-3161
              (Registrant's telephone number, including area code)

         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

RESIGNATION OF DIRECTOR

     Effective July 12, 2011, Liberty Coal Energy Corp. (the "Company") received the resignation of Mauricio Beltran as a member of the Company's Board of Directors. Our Board of Directors now consists of Messrs. Edwin G. Morrow and Robert T. Malasek.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                  Exhibit Description
-----------                  -------------------

    17              Written Consent of the Board of Directors


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LIBERTY COAL ENERGY CORP.,
                                       a Nevada corporation


Dated: July 13, 2011                   By: /s/ Edwin G. Morrow
                                           -------------------------------------
                                           Edwin G. Morrow
                                           President, Chief Executive Officer
                                           and Director


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